VIA EDGAR

March 16, 2023

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Pacific Select Exec Separate Account of Pacific Life Insurance Company

File No. 811-05563

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “1940 Act”), the above referenced separate account, a unit investment trust registered under the 1940 Act, has sent (or will send) to its contract owners the semi-annual reports dated December 31, 2022, for the underlying management investment companies listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1(b) under the 1940 Act.

Pursuant to Rule 30d-1 under the 1940 Act, the management investment companies listed below filed, or will file, annual reports with the Commission via EDGAR and are incorporated by reference herein.

Investment Company	1940 Act Registration No.	CIK No.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452	0000896435
American Century Variable Portfolios, Inc.	811-05188	0000814680
American Funds Insurance Series	811-03857	0000729528
BlackRock Variable Series Funds, Inc.	811-03290	0000355916
BNY Mellon Variable Investment Fund	811-05125	0000813383
Fidelity Variable Insurance Products Funds	811-05361	0000823535
Franklin Templeton Variable Insurance Products Trust	811-05583	0000837274
Janus Aspen Series	811-07736	0000906185
Lazard Retirement Series, Inc.	811-08071	0001033669
Legg Mason Partners Variable Equity Trust	811-21128	0001176343
Legg Mason Partners Variable Income Trust	811-06310	0000874835
Lord Abbett Series Fund, Inc.	811-05876	0000855396
M Fund, Inc.	811-09082	0000948258
MFS Variable Insurance Trust	811-08326	0000918571
MFS Variable Insurance Trust II	811-03732	0000719269
MFS Variable Insurance Trust III	811-08879	0001065698
Neuberger Berman Advisers Management Trust	811-04255	0000736913
Pacific Select Fund	811-05141	0000813900
PIMCO Variable Insurance Trust	811-08399	0001047304
Royce Capital Fund	811-07537	0001006387
State Street Variable Insurance Series Funds, Inc.	811-04041	0000746687
T. Rowe Price Equity Series, Inc.	811-07143	0000918294

Van Eck VIP Trust	811-05083	0000811976
Vanguard Variable Insurance Fund	811-05962	0000857490

Some of the management investment companies listed above may not be available under every policy offered by the separate account.

Sincerely,

/s/ Thomas C Bilello

Thomas C. Bilello
Vice President & Associate General Counsel
Pacific Life Insurance Company